Exhibit 99.1

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

of

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC (the “Company”) dated as of May 5, 2015 is made by Atlas Resource Partners, L.P., a Delaware limited partnership (“ARP”), as the sole member of the Company as of the date hereof.

RECITALS:

WHEREAS, the Company was formed as a Delaware limited liability company on January 19, 2011;

WHEREAS, ARP, as the sole member of the Company, executed the Limited Liability Company Agreement of the Company, dated as of February 14, 2011 (the “Existing Limited Liability Company Agreement”); and

WHEREAS, ARP, as the sole member of the Company, deems it advisable to amend and restate the Existing Limited Liability Company Agreement in its entirety as set forth herein by executing this Agreement.

NOW THEREFORE, for and in consideration of the premises, the covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ARP, as the sole member of the Company, hereby amends and restates the Existing Limited Liability Company Agreement in its entirety as follows:

1.	FORMATION AND PURPOSE

1.1 Formation. The Company was formed as a Delaware limited liability company by the filing of a Certificate of Formation (the “Delaware Certificate”) on January 19, 2011 with the Secretary of State of the State of Delaware under and pursuant to the Act.

1.2 Name. The name of the Company is “Atlas Energy Holdings Operating Company, LLC.” The Company’s business may be conducted under any other name or names deemed necessary or appropriate by the Board (as defined below) or the Member (as defined below) in their discretion, including, if consented to by the Board, the name of the Company. The words “Limited Liability Company,” “L.L.C.” or “LLC” or similar words or letters shall be included in the Company’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board in its discretion may change the name of the Company at any time and from time to time and shall promptly notify the Member of such change.

1.3 Registered Office; Registered Agent; Principal Office; Other Offices. The registered office of the Company required by the Delaware Limited Liability Company Act (as amended, the “Act”) to be maintained in the State of Delaware shall be the office of the initial registered agent for service of process named in the Delaware Certificate or such other office

(which need not be a place of business of the Company) as the Board may designate in the manner provided by applicable law. The registered agent for service of process of the Company in the State of Delaware shall be the initial registered agent for service of process named in the Delaware Certificate or such other person or persons as the Board may designate in the manner provided by applicable law. The principal office of the Company in the United States shall be at such a place as the Board may from time to time designate, which need not be in the State of Delaware, and the Company shall maintain records there. The Company may have such other offices as the Board of Directors may designate.

1.4 Purpose. The Company’s purpose shall be to engage in all lawful businesses for which limited liability companies may be organized under the Act. The Company shall have the authority to do all things necessary or advisable in order to accomplish such purposes.

1.5 Powers. The Company shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 1.4 and for the protection and benefit of the Company.

1.6 Term. The term of the Company commenced upon the filing of the Delaware Certificate in accordance with the Act and shall continue in existence in perpetuity or until the dissolution of the Company in accordance with the provisions of this Agreement. The existence of the Company as a separate legal entity shall continue until the cancellation of the Delaware Certificate as provided in the Act.

2.	MANAGEMENT & MEETINGS

2.1 Management by Board of Managers.

2.1.1 The management of the Company is fully reserved to the Member, and the Company shall not have “managers” as that term is used in the Act. The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Member, which, except as expressly provided otherwise in this Agreement, shall make all decisions and take all actions for the Company.

2.1.2 The Member shall have the power and authority to delegate to one or more other persons the Member’s rights and power to manage and control the business and affairs, or any portion thereof, of the Company, including to delegate to agents, officers and employees of a Member or the Company, and to delegate by a management agreement with or otherwise to other persons.

2.1.3 Except as otherwise set forth in this Agreement, the Member hereby delegates to the Board of Managers of the Company (the “Board” and each such member, a “Manager”), to the fullest extent permitted under this Agreement and Delaware law and subject to Section 2.1.4, all power and authority related to the Company’s management and control of the business and affairs of the Company.

2.1.4 Notwithstanding anything herein to the contrary, without obtaining approval of the Member, the Board shall not, and shall not take any action to cause the Company to, (i) sell all or substantially all of the assets of the Company, (ii) merge or consolidate, (iii) to the fullest extent permitted by applicable law, dissolve or liquidate, (iv) make or consent to a general assignment for the benefit of its respective creditors; (v) file or consent to the filing of any bankruptcy, insolvency or reorganization petition for relief under the U.S. Bankruptcy Code naming the Company, as applicable, or otherwise seek, with respect to the Company, such relief from debtors or protection from creditors generally; or (vi) take various actions similar to those described in any of clauses (i) through (v) of this Section 2.1.4.

2.2 Number; Qualification; Tenure; Chairman of the Board.

2.2.1 The number of Managers constituting the Board shall be fixed from time to time pursuant to a resolution adopted by the Member. A Manager need not be a Member. Each Manager shall be elected or approved by the Member.

2.2.2 Once appointed or approved pursuant to Section 2.2.1, a Manager shall continue in office until one (1) year following the date of such Manager’s appointment or approval or until his or her earlier removal (in accordance with the provisions of this Agreement), death or resignation. Any Manager may resign at any time by giving written notice of such Manager’s resignation to the Board. Any such resignation shall take effect at the time the Board receives such notice or at any later effective time specified in such notice. Unless otherwise specified in such notice, the acceptance by the Board of such Manager’s resignation shall not be necessary to make such resignation effective.

2.2.3 The Chairman of the Board, if any, shall be chosen from among the Managers by a vote of the Managers. The Chairman of the Board shall preside, if present, at all meetings of the Board and shall perform such additional functions and duties as the Board may prescribe from time to time. The Managers also may elect a Vice Chairman of the Board to act in the place of the Chairman of the Board upon his or her absence or inability to act. The Chairman of the Board shall not be an Officer (as defined below) by virtue of being the Chairman of the Board but may otherwise be an Officer.

2.2.4 The Managers shall not be obligated and shall not be expected to devote all of their time or business efforts to the affairs of the Company in their capacity as Managers.

2.3 Regular Meetings. Regular meetings of the Board shall be held at such time and place as shall be designated from time to time by resolution of the Board. Notice of such regular quarterly and annual meetings shall not be required.

2.4 Special Meetings. A special meeting of the Board may be called at any time at the request of (a) the Chairman of the Board or (b) a majority of the Managers then in office.

2.5 Notice. Oral or written notice of all special meetings of the Board must be given to all Managers at least two days prior to any special meeting of the Board (if the special meeting is to be held in person) or twenty-four hours (if the special meeting is to be held telephonically), or upon such shorter notice as may be approved by the Managers (or the members of such committee), which approval may be given before or after the relevant meeting to which the notice relates. All notices and other communications to be given to Managers shall be sufficiently given for all purposes hereunder if (i) in writing and delivered by hand, courier or overnight delivery service or three days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or (ii) when received in the form of a telegram, as an attachment to an electronic mail message or facsimile, and shall be directed to the address, electronic mail address or facsimile number as such Managers (or such member) shall designate by notice to the Company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the Managers are present, and any Manager (or member of such committee) may waive the requirement of such notice as to such Manager (or such member).

2.6 Action by Consent of Board. To the extent permitted by applicable law, the Board, or any committee of the Board, may act without a meeting so long as a majority of the members of the Board or committee shall have executed a written consent with respect to any action taken in lieu of a meeting.

2.7 Conference Telephone Meetings. Managers or members of any committee of the Board may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment or by such other means by which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

2.8 Quorum and Action. A majority of all Managers, present in person or participating in accordance with Section 2.7, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the Managers present may adjourn the meeting from time to time without further notice. Except as otherwise required by applicable law, all decisions of the Board, or any committee of the Board, shall require the affirmative vote of a majority of all Managers of the Board, or any committee of the Board, respectively. The Managers present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Managers to leave less than a quorum.

2.9 Vacancies; Increases in the Number of Managers. Vacancies and newly created directorships resulting from any increase in the number of Managers shall be filled by the appointment of individuals approved by the Member.

2.10 Committees.

2.10.1 The Board may establish committees of the Board and may delegate any of its responsibilities to such committees, except as prohibited by applicable law.

2.10.2 A majority of any committee, present in person or participating in accordance with Section 2.7, shall constitute a quorum for the transaction of business of such committee.

2.10.3 A majority of any committee may determine its action and fix the time and place of its meetings unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 2.5. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

2.11 Removal. Any Manager or the entire Board may be removed at any time, with or without cause, by the Member.

3.	OFFICERS

3.1 Officers.

3.1.1 The Board may elect one or more persons to be officers of the Company to assist in carrying out the Board’s decisions and the day-to-day activities of the Company. Officers are not “managers” as that term is used in the Act. Any individuals who are elected as officers of the Company shall serve at the pleasure of the Board and shall have such titles and the authority and duties specified in this Agreement or otherwise delegated to each of them, respectively, by the Board from time to time. The salaries or other compensation, if any, of the officers of the Company shall be fixed by the Board.

3.1.2 The officers of the Company may consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Chief Financial Officer, a Secretary and such other officers as the Board from time to time may deem proper. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article 3. The Board may from time to time elect such other officers or appoint such agents as may be necessary or desirable for the conduct of the business of the Company. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in this Agreement or as may be prescribed by the Board, as the case may be from time to time.

3.2 Election and Term of Office. The officers of the Company shall be elected from time to time by the Board. Each officer shall hold office until such person’s successor shall have been duly elected and qualified or until such person’s death or until he or she shall resign or be removed pursuant to Section 3.8.

3.3 Chief Executive Officer. The Chief Executive Officer, who may be the Chairman or Vice Chairman of the Board and/or the President, shall have general and active management authority over the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer may sign deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by this Agreement to some other officer or agent of the Company, or shall be required by law to be otherwise signed and executed. The Chief Executive Officer shall also perform all duties and have all powers incident to the office of Chief Executive Officer and perform such other duties and may exercise such other powers as may be assigned by this Agreement or prescribed by the Board from time to time.

3.4 President. The President shall, subject to the control of the Board and the Chief Executive Officer, in general, supervise and control all of the business and affairs of the Company. The President may sign any deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by this Agreement to some other officer or agent of the Company, or shall be required by law to be otherwise signed and executed. The President shall perform all duties and have all powers incident to the office of President and perform such other duties and may exercise such other powers as may be delegated by the Chief Executive Officer or as may be prescribed by the Board from time to time.

3.5 Vice Presidents. Any Executive Vice President, Senior Vice President and Vice President, in the order of seniority, unless otherwise determined by the Board, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. They shall also perform the usual and customary duties and have the powers that pertain to such office and generally assist the President by executing contracts and agreements and exercising such other powers and performing such other duties as are delegated to them by the Chief Executive Officer or President or as may be prescribed by the Board from time to time.

3.6 Chief Financial Officer. The Chief Financial Officer shall perform all duties and have all powers incident to the office of the Chief Financial Officer and in general have overall supervision of the financial operations of the Company. The Chief Financial Officer shall receive and deposit all moneys and other valuables belonging to the Company in the name and to the credit of the Company and shall disburse the same and only in such manner as the Board or the appropriate officer of the Company may from time to time determine. The Chief Financial Officer shall render to the Board, the Chief Executive Officer and the President, whenever any of them request it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties and may exercise such other powers as may be delegated by the Chief Executive Officer or President or as may be prescribed by the Board from time to time. The Chief Financial Officer shall have the same power as the President and Chief Executive Officer to execute documents on behalf of the Company.

3.7 Secretary. The Secretary shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the Members. The Secretary shall see that all notices are duly given in accordance with the provisions of this Agreement and as required by applicable law; shall be custodian of the records and the seal of the Company (if any) and affix and attest the seal (if any) to all documents to be executed on behalf of the Company under its seal; and shall see that the books, reports, statements, certificates and other documents and records required by applicable law to be kept and filed are properly kept and filed; and in general, shall perform all duties and have all powers incident to the office of Secretary and perform such other duties and may exercise such other powers as may be delegated by the Chief Executive Officer or President or as may be prescribed by the Board from time to time.

3.8 Removal. Any officer elected, or agent appointed, by the Board may be removed, with or without cause, by the affirmative vote of a majority of the Board. No officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such person’s successor, such person’s death, such person’s resignation or such person’s removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

3.9 Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board.

4.	RIGHTS AND DUTIES OF THE MEMBER

4.1 Powers of the Member. The Member shall have the power to do any and all acts necessary or convenient to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by the Member under the laws of the State of Delaware. Notwithstanding the foregoing, the Member’s powers shall be limited by any limitations imposed by the Certificate of Formation of the Company.

4.2 Withdrawal. A Member does not have the right or power to withdraw.

4.3 Meetings. No meetings of the Members need be held. However, if there is ever more than one member of the Company, meetings of the members (the “Members”) may be called by a Member, or a combination of Members.

4.4 Action by Written Consent. Any action by the Member may be taken in the form of a written consent rather than at a Member’s meeting. The Company shall maintain a permanent record of all actions taken by the Member.

5.	TITLE TO COMPANY PROPERTY

5.1 Title in Company Name. Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and the Member shall not have any ownership interest in such Company assets or any portion thereof.

6.	CAPITAL CONTRIBUTIONS

6.1 Capital Contributions. The Member may, but shall not be required, to make capital contributions to the Company.

6.2 Limitation of Liability of Member. Except as otherwise provided by the Act, no Member shall be liable for the debts, obligations or liabilities of the Company solely by reason of being a member of the Company. The Company and the Member agree that the rights, duties and obligations of the Members in their capacities as members of the Company are only as set forth in this Agreement and as otherwise arise under the Act. Furthermore, the Member agrees that, to the fullest extent permitted by applicable law, the existence of any rights of a Member, or the exercise or forbearance from exercise of any such rights, shall not create any duties or obligations of the Member in its capacity as a member of the Company, nor shall such rights be construed to enlarge or otherwise to alter in any manner the duties and obligations of such Member.

6.3 Loans. If the Company does not have sufficient cash to pay its obligations, any Member(s) that may agree to do so may advance all or part of the needed funds to or on behalf of the Company, it being understood that in no event shall any such Member be obligated to make such advances. Any advance described in this Section 6.3 will constitute a loan from the Member to the Company, will bear interest at a lawful rate determined by the Members from the date of the advance until the date of payment and will not be a capital contribution.

7.	LIMITED LIABILITY COMPANY INTEREST

7.1 Limited Liability Company Interest. ARP is the sole initial Member of the Company as reflected in Schedule A attached hereto. Limited liability company interests (“Interests”) may be issued, on such terms and conditions as the existing Member, voting as a single class, may determine at the time of admission. The terms of admission or issuance must specify the percentage of the Company specified for such Interests applicable thereto and may provide for the creation of different classes or groups of Members or Interests having different (including senior) rights, powers and duties. The Member may reflect the creation of any new class or group in an amendment to this Agreement, indicating the different rights, powers and duties, and such an amendment shall be approved and executed by the Member in accordance with the terms of this Agreement. All Interests issued to ARP as the sole initial Member shall be fully paid and non-assessable Interests, except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Act.

8.	DISTRIBUTIONS.

8.1 Distributions. Distributions shall be made to the Member (in cash or in kind) at the times and in the aggregate amounts determined by the Member and as permitted by applicable law. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member on account of its interest in the Company if such distribution would violate the Act or other applicable law.

9.	ELECTIONS.

9.1 Elections. The Member may make any tax elections for the Company allowed under the Internal Revenue Code of 1986, as amended, or the tax laws of any state or other jurisdiction having taxing jurisdiction over the Company.

10.	ADMISSION OF ADDITIONAL MEMBERS

10.1 Admission of Additional Members. Additional members of the Company may be admitted to the Company at the direction of the Member only if a new operating agreement or an amendment and restatement of this Agreement is executed. Any such admission shall be effective only after such new Member has executed and delivered to the Members and the Company an instrument containing the notice address of the new Member, the new Member’s ratification of this Agreement (as so amended) and agreement to be bound by it.

11.	INDEMNIFICATION

11.1 Indemnification.

11.1.1 To the fullest extent permitted by applicable law but subject to the limitations expressly provided in this Agreement, all Indemnitees (defined below) shall be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee and acting (or refraining to act) in such capacity on behalf of or for the benefit of the Company; provided, however, that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Agreement, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful. Any indemnification pursuant to this Section 11.1 shall be made only out of the assets of the Company, it being agreed that the Member shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Company to enable it to effectuate such indemnification. For purposes of this Agreement, “Indemnitee” means any of (a) the Member, (b) any person who is or was an affiliate of the Company (other than ARP), (c) any person who is or was a member, partner, director, officer, fiduciary or trustee of the Company or any affiliate of the Company (other than ARP), (d) any person who is or was serving at the request of the Company or the Member as an officer, director, member, manager, partner, fiduciary or trustee of another person; provided, that a person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, and (e) any person that the Company or the Board designates as an “Indemnitee” for purposes of this Agreement.

11.1.2 To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 11.1(a) in appearing at, participating in or defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 11.1, the Indemnitee is not entitled to be indemnified upon receipt by the Company of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be ultimately determined that the Indemnitee is not entitled to be indemnified as authorized by this Section 11.1.

11.1.3 The indemnification provided by this Section 11.1 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, as a matter of law, in equity or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

11.1.4 The Company may purchase and maintain (or reimburse its Affiliates for the cost of) insurance on behalf of the Indemnitees, the Company and its Affiliates and such other Persons as the Company shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Company’s activities or such Person’s activities on behalf of the Company, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

11.1.5 In no event may an Indemnitee subject the Member to personal liability by reason of the indemnification provisions set forth in this Agreement.

11.1.6 An Indemnitee shall not be denied indemnification in whole or in part under this Section 11.1 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

11.1.7 The provisions of this Section 11.1 are for the benefit of the Indemnitees, their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other persons.

11.1.8 No amendment, modification or repeal of this Section 11.1 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Company, nor the obligations of the Company to indemnify any such Indemnitee under and in accordance with the provisions of this Section 11.1 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

11.1.9 TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND SUBJECT TO SECTION 11.1(a), THE PROVISIONS OF THE INDEMNIFICATION PROVIDED IN THIS SECTION 11.1 ARE INTENDED BY THE PARTIES TO APPLY EVEN IF SUCH PROVISIONS HAVE THE EFFECT OF EXCULPATING THE INDEMNITEE FROM LEGAL RESPONSIBILITY FOR THE CONSEQUENCES OF SUCH PERSON’S NEGLIGENCE, FAULT OR OTHER CONDUCT.

11.2 Liability of Indemnitees.

11.2.1 Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Company, the Member or any other person bound by this Agreement, for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, with respect to the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was criminal.

11.2.2 Subject to its obligations and duties as set forth in Article 2, the Board and any committee thereof may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through the Company’s officers or agents, and neither the Board nor any committee thereof shall be responsible for any misconduct or negligence on the part of any such officer or agent appointed by the Board or any committee thereof in good faith.

11.2.3 Except as expressly set forth in this Agreement, no Member or any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Company or any other Member and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of the Member or any other Indemnitee otherwise existing at law or in equity, are agreed by the Member to replace such other duties and liabilities of the Member and such other Indemnitee.

11.2.4 No amendment, modification or repeal of this Section 11.2 or any provision hereof shall in any manner affect the limitations on the liability of any Indemnitee under this Section 11.2 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

12.	DISSOLUTION AND LIQUIDATION

12.1 Events Triggering Dissolution. The Company shall dissolve and commence winding up and liquidation upon the first to occur of any of the following (“Liquidating Events”):

12.1.1 the written consent of the Member; or

12.1.2 the entry of a decree of judicial dissolution under the Act.

The Company shall not be dissolved for any other reason, including without limitation, the Member becoming bankrupt or executing an assignment for the benefit of creditors and any such bankruptcy or assignment shall not effect a transfer of any portion of Member’s membership interest in the Company.

12.2 Liquidation. Upon dissolution, the Company shall be wound up and liquidated by the Member or by a liquidating manager selected by the Member. The proceeds of such liquidation shall be applied and distributed in the following order of priority:

12.2.1 to creditors, including the Member if he is a creditor, in the order of priority as established by law, in satisfaction of liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made and liabilities for distributions to the Member under the Act; and then

12.2.2 to the setting up of any reserves in such amount and for such period as shall be necessary to make reasonable provisions for payment of all contingent, conditional or unmatured claims and obligations known to the Company and all claims and obligations known to the Company but for which the identity of the claimant is unknown; and then

12.2.3 to the Member, which liquidating distribution may be made to the Member in cash or in kind, or partly in cash and partly in kind.

12.3 Certificate of Cancellation. Upon the dissolution of the Company and the completion of the liquidation and winding up of the Company’s affairs and business, the Member shall on behalf of the Company prepare and file a certificate of cancellation with the Delaware Secretary of State, as required by the Act. When such certificate is filed, the Company’s existence shall cease.

13.	ACCOUNTING AND FISCAL MATTERS

13.1 Fiscal Year. The fiscal year of the Company shall be the calendar year.

13.2 Maintenance of Books.

13.2.1 The Board shall keep or cause to be kept at the principal office of the Company or at such other location approved by the Board complete and accurate books and records of the Company, supporting documentation of the transactions with respect to the conduct of the Company’s business and minutes of the proceedings of the Board and any other books and records that are required to be maintained by applicable law.

13.2.2 The books of account of the Company shall be maintained on an accrual basis in accordance with United States generally accepted accounting principles, consistently applied.

13.3 Reports. The Board shall cause to be prepared and delivered to each Member such reports, forecasts, studies, budgets and other information as the Members may reasonably request from time to time.

13.4 Bank Accounts. Funds of the Company shall be deposited in such banks or other depositories as shall be designated from time to time by the Board. All withdrawals from any such depository shall be made only as authorized by the Board and shall be made only by check, wire transfer, debit memorandum or other written instruction.

14.	MISCELLANEOUS.

14.1 Binding Effect. Except as otherwise provided in this Agreement to the contrary, this Agreement shall be binding upon and inure to the benefit of the Member and, subject to Section 10, its successors, heirs, personal representatives, and assigns.

14.2 Applicable Law; Forum; Venue and Jurisdiction. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR

PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Agreement and (a) any mandatory, non-waivable provision of the Act, such provision of the Act shall control. If any provision of the Act may be varied or superseded in a limited liability company agreement (or otherwise by agreement of the members or managers of a limited liability company), such provision shall be deemed superseded and waived in its entirety if this Agreement contains a provision addressing the same issue or subject matter. Any and all claims, suits, actions or proceedings arising out of, in connection with or relating in any way to this Agreement shall be exclusively brought in the Court of Chancery of the State of Delaware. Each party hereto unconditionally and irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware with respect to any such claim, suit, action or proceeding and waives any objection that such party may have to the laying of venue of any claim, suit, action or proceeding in the Court of Chancery of the State of Delaware.

14.3 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

14.4 Gender. As used in this Agreement, the masculine gender shall include the feminine and the neuter, and vice versa and the singular shall include the plural.

14.5 Amendment. This Agreement may be amended or restated only by a written instrument executed by the Member; provided, that, notwithstanding anything to the contrary contained in this Agreement, the Member agrees that the Board, without the approval of any Member, may amend any provision of the Delaware Certificate and this Agreement, and may authorize any officer to execute, swear to, acknowledge, deliver, file and record any such amendment and whatever documents may be required in connection therewith, to reflect any change that does not require consent or approval (or for which such consent or approval has been obtained) under this Agreement or does not materially adversely affect the rights of the Member.

14.6 Entire Agreement; Binding Agreement. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof. Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member in accordance with its terms.

[SIGNATURE CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Member, intending to be legally bound, has signed this Agreement as of the date first written above.

SOLE MEMBER:

Atlas Resource Partners, L.P.

By:	Atlas Energy Group, LLC, its General Partner

By:	/s/ Sean McGrath
Name: Sean McGrath
Title: Chief Financial Officer

SCHEDULE A

LIST OF MEMBERS

Name of Member and Address	Percentage
Atlas Resource Partners, L.P.	100%